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                            MFS(R) ASIA PACIFIC FUND

               Supplement to the May 1, 1998 Prospectus


         The Board of Trustees which oversees the MFS Asia Pacific Fund (the "Fund") decided today to postpone the termination of the Fund until further notice. The termination of the Fund was to become effective November 27, 1998, or as soon thereafter as practicable (the "Termination Date").


           THE DATE OF THIS SUPPLEMENT IS NOVEMBER 18, 1998.